T. Rowe Price Institutional International Growth Equity Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2020, as supplemented

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE INSTITUTIONAL INTERNATIONAL GROWTH EQUITY FUND

On October 5, 2020, the assets and liabilities of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price International Stock Fund through a tax-free reorganization. As a result, the fund is no longer offered to shareholders for purchase.

The date of this supplement is October 6, 2020.

10/6/20